UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022

DUESENBERG TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-54800	99-0364150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No 21, Denai Endau 3, Seri Tanjung, Pinang, Tanjung Tokong, Penang, Malaysia		10470
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		236-304-0299

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

ITEM 1.01ENTRY INTO A MATERIAL AGREEMENT.

On February 24, 2022, Duesenberg Technologies Inc. (the “Company”) entered into debt settlement agreements (the “Agreements”) with Mr. Lim Hun Beng, the Company’s CEO, President and the majority shareholder, and Mr. Ong See Ming, the Company’s director, (together referred to here as the “Debt Holders”), to convert a total of $132,628 owed to the Debt Holders into 663,140 restricted Shares of the Company at $0.20 per share.

The shares were issued pursuant to the provisions of Regulation S of the United States Securities Act of 1933, as amended (the “Act”). The subscribers represented that they were not “U.S. Persons” as that term is defined in Rule 902(k) of Regulation S promulgated under the Act, as amended, and that they were “accredited investors” as that term is defined under National Instrument 45-106 - Prospectus and Registration Exemptions.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

ITEM 3.02UNREGISTERED SALES OF EQUITY SECURITIES.

On February 24, 2022, Duesenberg Technologies Inc. (the “Company”) closed the following separate transactions that resulted in the issuance of the shares of the Company’s common stock (the “Shares”):

•The Company closed a private placement financing (the “Financing”) by issuing 2,511,962 shares of its common stock (the “Shares”) at $0.20 per share for gross proceeds of $502,392.40;

•The Company issued a total of 663,140 Shares to the Debt Holders pursuant to the debt settlement agreements, as more fully described in Item 1.01 of this Form 8-K;

•The Company issued a total of 240,000 Shares to Mr. Chee Wai Hong and Mr. Barth, Carl Jürgen, the Company’s directors (120,000 Shares each), as fully paid and non-assessable. The Shares were issued in recognition of the services provided to the Company by Mr. Chee and Mr. Barth; and

•The Company issued 150,000 Shares to an arms-length party for services provided.

Above Shares were issued pursuant to the provisions of Regulation S of the United States Securities Act of 1933, as amended (the “Act”) to the persons who certified they were not residents of the United States and were otherwise not “U.S. Persons” as that term is defined in Rule 902(k) of Regulation S of the Act.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits

Exhibit Number	Description of Exhibit

10.1	Share Subscription Agreement dated for reference February 11, 2022

10.2	Debt Conversion Agreement dated for reference February 24, 2022 between the Company and Mr. Lim Hun Beng.

10.3	Debt Conversion Agreement dated for reference February 24, 2022 between the Company and Mr. Ong See Ming.

99.1	News Release dated March 1, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUESENBERG TECHNOLOGIES INC.

Date: March 1, 2022

By: /s/ Lim Hun Beng
Lim Hun Beng
Chief Executive Officer and President